                                                                    EXHIBIT 99.2

                        CERTIFICATION OF PERIODIC REPORT

I, Erik H. van der Kaay, President and Chief Executive Officer of Datum Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   August 28, 2002


                                       /s/ Erik H. van der Kaay
                                      ------------------------------------------
                                      Erik H. van der Kaay
                                      President and Chief Executive Officer